Exhibit 10.13

Nuvilex, Inc.

Kenneth L. Waggoner

Chief Executive Officer and President

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Date:	07 March 2014
Proposal Ref. No.:	12/0574C-0578C

Proposal for Cell Banking and Cell Line Characterization of HEK293 Master, Working and End of Production Cell Bank for a Cell Therapy Product

Dear Ken

Thank you for your request relating to a proposal for banking and characterization of a recombinant HEK 293 cell line. These cells will be encapsulated and implanted into the patient for tumour therapy. They do express a sub-class of Cytochrome P450 which is able to convert a pro-drug. We are pleased to provide you with a second revision of the proposal with the initial request dating back to 2012.

Bank (or Cells at the limit of in vitro cell age) is a key element of the safety concept for cell-derived biopharmaceutical products. The aim of the characterization of the cell banks is to exclude or at least minimize the potential risk of the introducing of adventitious agents such as bacteria, mycoplasma, fungi or viruses. These contaminants might be introduced via start materials of the biopharmaceutical production including the production cells. In addition to safety testing of cell banks and other start materials, testing is also performed at the level of the final product.

Due to the fact that we are dealing with a cell therapy product which will be implanted into the patient without further purification, extra care has to be taken on the safety testing and during GMP production. Higher air class handling will be required working in a Class A environment with a Class B background.

The following pages will outline our testing recommendations and banking procedures and will list the relevant guidelines for cell line characterization. The total cost will be summarized. This will be based on the current testing schema and the banking requirements.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

GLP and GMP Status and Relevant Guidelines

All work will be performed either in accordance with the principles of GLP as defined in the OECD Principles of Good Laboratory Practice as outlined in ENV/MC/CHEM(98)17, revised in 1997 or to GMP standards as defined in the Commission Directive 2003/94/EC (laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use) and also in the US FDA 21 CFR part 211: Current Good Manufacturing Practice for finished pharmaceuticals.

Study specific audits of critical phases or system audits will form an integral component of the performance of these studies.

ViruSure is a GLP and GMP certified testing facility. Copies of our certificates can be provided upon request.

The study design and study performance follows the relevant guidelines as listed below:

•	ICH guidelines Q5A, Q5B and Q5D;

•	CBER/FDA, Points to Consider in the Characterization of Cell Lines Used to Produce Biologicals;

•	European Pharmacopoeia (EP), US Pharmacopoeia (USP) and Japanese Pharmacopoeia (JP); and

•	European Regulation (EC) No 1394/2007 for Advanced Therapy Medicinal Products (ATMP´s).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

Recommended Assays for Characterizing of Recombinant Cell Banks

Assay	MCB	WCB	EPCB
Identity
Isoenzymes	(+)[1]	(+)[1]	(+)[1]
DNA Fingerprinting by RAPD Analysis (for Identity and Genetic Stability Testing)	+	+	+
Purity
Microbial Contaminants
Sterility according to EP/USP/JP	+	+	+
Mycoplasma according to EP	+	+	+
Mycoplasma according to FDA PTC	+	+	+
Adventitious Viruses
28-day in vitro assay for the presence of viral contamination using 3 cell lines (Vero, MRC-5 and in addition as cell of the same species as the test sample)	+		+
14-day in vitro assay for the presence of viral contamination using 3 cell lines (Vero, MRC-5 and in addition as cell of the same species as the test sample)		+5
In vivo assay for the presence of adventitious agents in suckling and adult mice, embryonated eggs and optionally guinea pigs	+	+[5]	+
Retrovirus Tests
Transmission electron microscopy (TEM)	+		+
Retrovirus infectivity test Extended S+L- focus assay for amphotropic and xenotropic retroviruses .	+		+
Reverse transcriptase assay using the PERT assay (FPERT) (required if TEM and infectivity test via co-cultivation is negative)	+		+ 2
Other Viruses
Mouse antibody production test (MAP)	+6
Hamster antibody production test (HAP)	+6
Bovine viruses	(+)[3]
Porcine viruses	(+)[3]
Human viruses:
Standard PCR package: HBV, HCV, EBV, CMV, HIV 1 & 2, HTLV I & II, HHV 6 to
HHV8, SV40 and PB19	(+)4
Co-cultivation test using e.g. RD cells for endogenous viruses

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3

1	If RAPD (random amplified polymorphic DNA) analysis is performed for identity and genetic stability, Isoenzyme analysis for identity testing is not required if RAPD testing is included.

2	CBER recognizes that some products and reagents like avian cell substrates have RT activity that does not represent adventitious infectious retroviruses (e.g. chicken embryo fibroblasts, dermal cells and eggs). Avian cells testing positive by FPERT require other virus specific tests showing the absence of the major avian retroviruses. These include exogenous retroviruses like Avian Leukosis Virus (ALV), Reticuloendotheliosis Virus and Avian Sarcoma Virus (ALV-E or ASLV) as well as other infectious endogenous retroviruses.

3	The Requirement for porcine/bovine testing is dependent on the history of the cell line. This is to be performed if cells have been exposed to materials of bovine or porcine origin, which itself has not been adequately tested. Any animal derived raw materials should be tested prior to use.

4	Test for human viruses (standard package) is recommended for human producer cells or for a new production system which has been handled in an R&D environment to establish the cells and laid down a research bank.

5	For the first WCB, these tests should be performed on cells at the limit of in vitro cell age (EPC/PPC), generated from the WCB. Subsequent WCB"s can be tested either directly on the WCB or on cells at the limit of in vitro cell age.

6	MAP and HAP Tests are usually applicable for rodent cell lines.

Subcontracting

Part of the cell line characterization assays as well as the cell banking will be subcontracted. It is ViruSure"s policy that only qualified subcontracting CRO"s, which have been audited by the ViruSure QA team, will be used for collaboration to perform part of the safety testing. The Sponsor will be notified about each individual assay which will be subcontracted. ViruSure will take full responsibility to coordinate the work, ship the test materials and to collect the individual reports. Master Service Agreements will be in place with our Subcontract labs. The reports will be checked by our QA group and a summary of the results will be provided.

Shipment of Tests Materials

The Sponsor will be responsible for the timely shipment of test materials and growth media and supplements if required. Authenticity of the test samples must be ensured.

Any shipment costs necessary to transport samples, seed cells and cell banks or equipment either to ViruSure, to our subcontract labs or back to the Sponsor are not included in this proposal and will be covered by the Sponsor.

Project Schedule for Banking and Characterization of MCB and WCB with Expected Timelines

1.	Contract Signature

2.	Shipment of seed cells, growth and freeze media	1 – 2 weeks

3.	Quarantine screening of cells and media (Sterility and	32 days (~ 5 weeks) Mycoplasma).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4

4.	Cell banking pilot study – Establishing RCB	4 – 6 weeks

5.	GMP Banking of Master Cell Bank (MCB)	8 – 10 weeks

6.	MCB Characterization (full package)	8 – 10 weeks R

7.	GMP Banking of Working Cell Bank (WCB)	8 - 10 weeks R

8.	WCB Characterization	6 – 8 weeks

9.	Issue of Certificate of Analysis (CofA for MCB and WCB production)	2 weeks

10.	CofA´s and individual GLP reports for MCB and	2 weeks WCB characterization

11.	QA audited ViruSure summary report for MCB and	2 weeks WCB characterization

	Total	46–57 weeksR

R If the timelines are critical WCB banking can already be initiated prior to completion of MCB characterization if the Sponsor is prepare to take the risk if the MCB might fail any release criteria. This can save up to 10 weeks.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5

Prices for Cell Line Characterization – Master Cell Bank (MCB)

Cell Line Characterization	Price per Test Item (in €)
Cell expansion, if required	[**********]
Isoenzyme analysis (test for 6 isoenzymes included)	[**********]
- optional - DNA Fingerprinting (RAPD Analysis)[1] for identity and genetic stability testing Comparison MCB , WCB and EPCB	[**********]
Sterility according to EP/USP/JP using direct inoculation including bacteriostasis and fungiostasis required for the first test item	[**********]
Mycoplasma (harmonized EP/USP/PTC) - culture method and indicator cells including interference test	[**********]
28-day in vitro assay for the presence of viral contamination using three detector cell lines (Vero, MRC-5 and third cell line of same species, e.g. Hela)	[**********]
In vivo assay for the presence of adventitious viruses using Adult and suckling mice, embryonated eggs and guinea pigs	[**********]
Transmission Electron Microscopy (TEM) - 200 cell profiles (100 cell profiles)	[**********]
Reverse transcriptase assay using the F-PERT assay	[**********]
Extended S+L- focus assay on PG-4 cells for amphotropic and xenotropic viruses	[**********]
Real Time PCR for human Viruses (CPMP package: HAV, HBV, HCV, EBV, CMV, HIV 1 & 2, HTLV I & II, HHV 6 to 8, SV40 and PB19)	[**********]
Real Time PCR for Adeno Associated Virus (AAV)	[**********]
Co-Cultivation Assay using e.g. RD cells for detection of endogenous viruses 3	[**********]
Porcine Virus Test - via PCR (Porcine adenovirus, Porcine parvovirus, Transmissible gastroenteritis virus; Porcine hemagglutinating encephalitis virus and Porcine circovirus)	[**********]
Bovine Virus Test (9 CFR) - via PCR (Bluetongue virus; Bovine adenoviruses; Bovine parvovirus; Bovine respiratory syncytial virus; Reovirus; Rabies virus and Bovine viral diarrhoea virus)	[**********]
Total Price for cell line characterization of a MCB	[**********]

1 DNA Fingerprinting Test will be performed as an RAPD Test.

2 Optional tests not included.

3 This assay has not been established and validated, but the authorities might request testing for endogenous human viruses.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6

Prices for Cell Line Characterization – Working Cell Bank (WCB)

Cell Line Characterization	Price per Test Item (in €)
Cell expansion, if required	[**********]
Isoenzyme analysis (test for 6 isoenzymes included)	[**********]
- optionally – DNA Fingerprinting (RAPD Analysis)[1] for identity and genetic stability testing Comparison MCB , WCB and EPCB	[**********]
Sterility according to EP/USP/JP using direct inoculation (without bacteriostasis/fungiostasis assuming the same culture and freeze media as for MCB)	[**********]
Mycoplasma (harmonized EP/USP/PTC) - culture method and indicator cells (interference test not included assuming the same culture and freeze media as for MCB)	[**********]
14-day in vitro assay for the presence of viral contamination using three detector cell lines (Vero, MRC-5 and third cell line of same species, e.g. CHO)	[**********]
In vivo assay for the presence of adventitious viruses using Adult and suckling mice and embryonated eggs plus guinea pigs.	[**********]
Total Price for cell line characterization of a WCB	[**********]

1 DNA Fingerprinting Test will be performed as an RAPD Test.

2 For the first WCB, in vitro and in vivo adventious agent tests should be performed on cells at the limit of in vitro cell age (EPCB), generated from that WCB. For WCBs subsequent to the first WCB, a single in vitro and in vivo test can be done either directly on the WCB or on the cells at the limit of in vitro cell age.

3 Optional tests not included.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7

Prices for Cell Line Characterization – End of Production Cell Bank (EPCB) Prices

Cell Line Characterization	Price per Test Item (in €)
Cell expansion, if required	[**********]
Isoenzyme analysis (test for 6 isoenzymes included)	[**********]
- optionally – DNA Fingerprinting (RAPD Analysis)[1] for identity and genetic stability testing Comparison MCB , WCB and EPCB	[**********]
Sterility according to EP/USP/JP using direct inoculation (without bacteriostasis/fungiostasis assuming the same culture media as for MCB and WCB)	[**********]
Mycoplasma (harmonized EP/USP/PTC) - culture method and indicator cells (interference test not included assuming the same culture and freeze media as for MCB)	[**********]
28-day in vitro assay for the presence of viral contamination using three detector cell lines (Vero, MRC-5 and third cell line of same species, e.g. CHO)	[**********]
In vivo assay for the presence of adventitious viruses using Adult and suckling mice, embryonated eggs and guinea pigs	[**********]
Transmission Electron Microscopy (TEM) - 200 cell profiles (100 cell profiles)	[**********]
Reverse transcriptase assay using the F-PERT assay	[**********]
Extended S+L- focus assay on PG-4 cells for amphotropic and xenotropic viruses	[**********]
Total Price for cell line characterization of a EPCB	[**********]

1 DNA Fingerprinting Test will be performed as an RAPD Test.

2 Optional tests not included.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8

Total Cost Summary of MCB, WCB and EPCB for Cell Bank Characterization

Contract	Project	Total Price in Euro (€)
12/0574C	Characterization of MCB	[**********]
12/0575C	Characterization of WCB	[**********]
12/0576C	Characterization of EPCB	[**********]
	Total Price Characterization of MCB, WCB and EPCB	[**********]

1 Optional tests are not included in total price.

2 Genetic Stability testing is covered by DNA Fingerprinting (RAPD Method). This method will demonstrate identity and genetic stability by comparison of the different cell banks. This method is also listed as optional.

Validity of this Proposal

This proposal remains valid for 3 months following the date of issue.

If there is a significant delay of the project after contract signature and our subcontract partners will increase their prices in the meantime we will adjust the prices according to the price increase. The Sponsor will be notifies about this, prior to test initiation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9

GMP Cell Banking

Introduction

Cell Banking is performed in a facility well experienced in producing Master and Working Cell Banks of human and other cell species. This CMO has a special license for banking of cell therapy products and fulfills the requirement to vial the cell bank under air handling Class A with Class B background. All production steps are under a Good Manufacturing Practice (GMP) quality regime. Corresponding documentation is well established. After production and completion of release tests the banks will be stored in liquid nitrogen for up to one month prior to shipment to the Sponsor or prior to shipment to a dedicated biopository facility.

The MCB and WCB to be established shall be in a size of 200 vials with 1x107 cells in each vial. HEK293 will be grown as adherent cells for the banking procedure.

This quotation is calculated with the following prerequisites:

1.    Cultivation and storage in serum free medium;

2.    Cultivation of cells in suspension;

3.    Doubling time of the cells is in the range of 24-48h; and

4.    Cells are assigned to Biosafety Level 1

Project Assumptions

The project comprises three major parts:

1.    Cell Bank Pilot Study/Technology Transfer/Quarantine Testing;

2.    Establishment of a Master Cell Bank (MCB); and

3.    Establishment of a Working Cell Bank (WCB)

Cell Bank Pilot Study/Technology Transfer/Quarantine Testing of Medium and Seed Cells

The Sponsor will transfer detailed information and data about cultivation and freezing conditions of their cell line. Based on this information operational procedures will be generated for the establishment of the MCB and WCB. The Sponsor will send five (5) vials of the seed cells for the pilot study, for initial testing and for initiation of RCB banking. Upon reception, those cells will be tested for microbial contamination and for the absence of Mycoplasma.

During the pilot study a research bank (RCB) of about 20 vials will be laid down at the CMO.

This bank will be tested for sterility, LAL and viability as well as for virus contamination and will be the starting point for MCB banking

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10

In a first step (pilot study) it will be proven that the cells arrived in good conditions and are growing well in our hands. Prior to entry into the GMP facility sterility and Mycoplasma testing has to be performed for the seed cells as well as for the growth and freeze medium. If CoA´s for sterility and mycoplasma testing of the media are available, this testing can be skipped.

Service

Transfer of know-how, reception of the cells and establishment of cultivation and laying down a RCB of 20 vials, Quarantine testing for sterility and absence of Mycoplasma for media and seed cells prior to the entry into our GMP facility.

Initial Quarantine Testing	5 weeks

Sterility (direct inoculation) and Mycoplasma (harmonized EP/USP/PTC)

Testing Culture Medium and Freeze Medium	(€ [**********])*

Seed Cell Testing (including cell expansion):	€ [**********]

* Not require if GLP compliant test certificates for sterility and mycoplasma testing are available.

Pilot Study with RCB Banking

Expected time range:	4-6 weeks

Costs:	€ [**********]

Establishment of a Master Cell Bank

A Master Cell Bank will be produced according to established standard operation procedures. The cell line will be handled with dedicated equipment in order to exclude the risk of a cross contamination. The procedures are thoroughly documented in a GMP compliant manner. Cell banking is performed according to the requirements of advanced therapy medical products with filling of the bank done under air handling class A with class B background. Our subcontract CMO got a special license from the local authorities to handle cell therapy products.

Procedure

After thawing of the vial of the research cell bank, cells will be expanded to a total cell count of at least 2.0 x 109, aliquoted to 200 vials, firstly frozen at –80°C and afterwards cryo-preserved at –196°C.

The organization of a later transport of parts or in whole of the MCB can be offered. Shipping costs will be transferred to the Sponsor with an additional handling surcharge of 50,- € per shipment.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11

Service

Establishment of a Master Cell Bank with 200 vials (1.0 x 107cells per vial), batch-record and report.

Expected time range:	8-10 weeks

Costs:	€ [**********]

Establishment of a Working Cell Bank

A working cell bank will be produced according to established standard operation procedures after laying down a Master Cell Bank. Similar to the MCB, the cell line will be handled with dedicated equipment to exclude the risk of a cross contamination and filled under the special air handling conditions. The procedures are thoroughly documented in a GMP compliant manner. Cell banking is performed according to the requirements of advanced therapy medical products with filling of the bank done under air handling class A with class B background. Our subcontract CMO got a special license from the local authorities to handle cell therapy products.

Procedure

After thawing of the vial of the Master cell bank, cells will be expanded to a total cell count of at least 2.0 x 109, aliquoted to 200 vials, firstly frozen at –80°C and afterwards cryo-preserved at –196°C.

The organization of a later transport of parts or in whole of the WCB can be offered. Shipping costs will be transferred to the Sponsor with an additional handling surcharge of 50,- € per shipment.

Service

Establishment of a Working Cell Bank with 200 vials (1.0 x 107cells per vial), batch-record and report.

Expected time range:	8-10 weeks

Costs:	€ [**********]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12

Total Cost Summary for Pilot Study, Cell Banking of MCB and WCB Banking

Contract	Project	Total Price in Euro (€)
12/0577C	Cell Bank Pilot Study – RCB production (20 vials)	[**********]
	Quarantine Testing Culture Medium and Freeze	[**********]
	Medium Initial Quarantine Testing Seed Cells	[**********]
12/0578C	Cell Banking of MCB (adherent cells) 200 vials(1.0 x 10[7]cells per vial)	[**********]
12/0578C	Cell Banking of WCB (adherent cells) 200 vials (1.0 x 10[7]cells per vial)	[**********]
	Total Price GMP Banking of MCB and WCB	€ [**********][4]
	Special discount of € [*******]is offered if contract for both MCB and WCB banking will be signed together	- [**********]
	Total Discount Price GMP Banking of MCB and WCB	€ [**********][4]

1 Pilot study is not required for standard CHO cell and therefore listed as optional.

2 Price per medium. This test is not required if test certificate for mycoplasma and sterility testing is available. These tests will be performed without bacteriostasis/fungistasis or interference test.

3 Not required if pre-qualified vials will be used for cell banking where ingress data are already available.

4 Optional tests not included.

Validity of this Proposal

This proposal remains valid for 3 months following the date of issue.

If there is a significant delay of the project after contract signature and our subcontract partners will increase their prices in the meantime we will adjust the prices according to the price increase. The Sponsor will be notifies about this, prior to test initiation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13

Value Added Tax

All prices are calculated in Euro and exclude Austrian sales tax. According to EU law, where applicable sales or value added tax (VAT) will be added to our invoices. This is not required for clients outside Austria.

If any additional local tax has to be considered or tax at source deduction applies for Sponsors outside the EU the amount will be added to the price listed in the proposal.

General Terms

The Master Services Agreement signed and agreed on 07th April 2014 will apply to the work detailed in this proposal.

Terms of Payment

For testing:

50% upon initiation of experimental work or cell banking;

30% upon lab completion or completion of cell banking; and

20% upon delivery of cell bank and/or final audited report.

For Banking:

50% upon initiation of cell banking;

30% upon completion of cell banking; and

20% upon delivery of cell bank and final audited report.

We look forward to working together with you to perform these studies. To proceed with these studies, please sign and return a copy of the relevant contract(s) as detailed on the contract forms (last pages).

A member of our team will get back to you with an order confirmation and will finalize the timelines and discuss the sample requirements to perform this cell bank characterization.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14

For any clarification on the content of this proposal please contact Dr. Ralf Klein - Manager Business Development.

With kind regards

Contact Details

Dr. Ralf Klein
ViruSure GmbH
Schnetzlerstr. 4
D-76137 Karlsruhe

Germany

Phone:	+49-721 665 46011
Main office:	+43-126 99 120
Fax:	+43-126 99 120 22
Mobile:	+49-174 319 1173
Email:	ralf_klein@virusure.com

www.virusure.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15

Contract #: 12/0574C

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: Characterization of MCB

To proceed with this study, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies.

Any change in the study design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract.

Payments for the study will be invoiced in the following stages:

50% upon initiation of experimental work;

30% upon lab completion; and

20% upon delivery of the final audited report

Total Cost of the Study:	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16

Contract #: 12/0575C

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: Characterization of WCB

To proceed with this study, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies.

Any change in the study design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract

Payments for the study will be invoiced in the following stages:

50% upon initiation of experimental work;

30% upon lab completion; and

20% upon delivery of the final audited report

Total Cost of the Study:	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17

Contract #: 12/0575C

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: Characterization of EPCB

To proceed with this study, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies.

Any change in the study design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract.

Payments for the study will be invoiced in the following stages:

50% upon initiation of experimental work;

30% upon lab completion; and

20% upon delivery of the final audited report

Total Cost of the Study:	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18

Contract #: 12/0577C

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: Pilot Study and Initial Quarantine Testing

To proceed with this project, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies. Any change in the design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract

Payments for the study will be invoiced in the following stages:

50% upon initiation of experimental work;

30% upon lab completion;

20% upon delivery of the final audited report.

Cost for Pilot Study and RCB Banking:	€ [*******]

QC Testing of Research Bank:	€ [*******]

QC Test of media (price per medium/test material)	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19

Contract #: 12/0578C-A

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: MCB Banking (200 Vials)

To proceed with this project, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies. Any change in the design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract.

Payments for the study will be invoiced in the following stages:

50% upon signing of contract or initiation of cell banking;

30% upon completion of cell banking; and

20% upon delivery of cell bank and final audited report

Total Cost of the Study:	€ [*******]
(Discount of € *******] if both MCB and WCB will be banked)	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Contract #: 12/0578C-B

To:

Nuvilex, Inc.

12510 Prosperity Drive

Suite 310

Silver Spring, Maryland 20904

USA

Study: WCB Banking (200 Vials)

To proceed with this project, please sign and return this contract to ViruSure. A faxed copy is acceptable and can be sent to ViruSure (Fax No.: +43 (0)1 2699 120 22). Upon receipt of the signed contract, ViruSure will contact the Sponsor to arrange a suitable slot for performing the studies. Any change in the design or any additional services requested by the Sponsor after contract signature not listed in this proposal may result in additional cost which will be addressed separately. Changes will be reflected in the study plan approved by the Sponsor. Additional charges will be applied at the time of invoicing.

The ViruSure standard Terms & Conditions apply when accepting this contract

Payments for the study will be invoiced in the following stages:

50% upon initiation of cell banking;

30% upon completion of cell banking; and

20% upon delivery of cell bank and final audited report

Total Cost of the Study:	€ [*******]
(Discount of € *******] if both MCB and WCB will be banked)	€ [*******]

Acceptance of the quotation:

/s/ Kenneth L. Waggoner	Date: 23 August 2014
Kenneth L. Waggoner

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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